October 29, 2014

DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND

DREYFUS STATE MUNICIPAL BOND FUNDS

Dreyfus Massachusetts Fund

Dreyfus Pennsylvania Fund

Supplement to Statement of Additional Information dated

March 1, 2014, as revised or amended April 1, 2014, May 1, 2014, July 1, 2014 and September 1, 2014

The following information supersedes and replaces any contrary information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus.  See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers
DNYAFMBF	David Belton
DMAF	David Belton

The following table lists the number and types of accounts (including the fund) advised by the primary portfolio manager and assets under management in those accounts as of September 30, 2014:

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Thomas Casey	8	$4.5 Billion	N/A	N/A	232	$1.9 Billion
Daniel Rabasco	5	$3.2 Billion	6	$1.5 Billion	12	$2.2 Billion

The following table provides information on accounts managed (included within the table above) by the primary portfolio manager that are subject to performance-based advisory fees:

Primary Portfolio Manager	Type of Account	Number of Accounts	Total Assets of Accounts
Thomas Casey	N/A	N/A	N/A
Daniel Rabasco	N/A	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager as of September 30, 2014:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Thomas Casey	DMAF	None
	DNYAFMBF	None
	DPAF	None
Daniel Rabasco	DMAF	None
	DNYAFMBF	None
	DPAF	None

GRP4-SAISTK-1014